EXHIBIT 4.19

                   Pledge Agreement, dated July 8, 2005, among

                                 0724000 BC Ltd.
                       Bulakashu Mining Company Ltd., and
                                Marsa Gold Corp.





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                                PLEDGE AGREEMENT



THIS AGREEMENT made the 8th day of July, 2005

BETWEEN:
                  CENTRASIA MINING CORP. (FORMERLY "MAGELLAN GOLD CORP."), a British Columbia corporation with an address of 300 - 1055 W. Hastings St., Vancouver, BC V6E 2E9, Canada

                  (the "Lender")

AND:
                  MARSA GOLD CORP., a Kyrgyz limited liability company with an address of Kyrgyz Republic, Bishkek, microregion 11, 6-46

                  (the "Guarantor")

AND:
                  BULAKASHU MINING COMPANY LTD, a Kyrgyz limited liability company with an address of 37, Baitik Baatyr St., Oktyabrskiy district, Bishkek, 720005, Kyrgyz Republic


                  (the "Company")

WHEREAS:

A. Under the loan agreement of September 24, 2004, the Lender has lent the Company US$110,000 to date, and may lend the Company additional sums pursuant to an Agreement of even date between the Guarantor, the Company, the Lender, Baradero Resources Limited and Magellan Gold (BVI) Inc. (the "Bulakashu Option Agreement"), and the Lender has refused to do so without, among other things, a personal guarantee of repayment from the undersigned.

B. The Guarantor has agreed to guarantee the current and future indebtedness of the Company to the Lender, whether pursuant to the Bulakashu Option Agreement or otherwise, pursuant to the terms of a guarantee dated the date of this Agreement (the "Guarantee"); and

C. The Guarantor has agreed to execute and deliver this Agreement to the Lender as security for the payment and performance of all of the Liabilities (as hereinafter defined) of the Company and the Guarantor to the Lender.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the agreements herein contained, the Guarantor and the Lender covenant as follows:

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                                      -2-


1. PLEDGE. The Guarantor assigns, mortgages, charges, pledges to and grants to the Lender a security interest in the participating interest held by the Guarantor in the Company.

         The above participating interest is referred to herein as the "Pledged Interest".

2. REPRESENTATIONS AND WARRANTIES. The Guarantor represents and warrants to the Lender that:

         (a)      it is the legal and beneficial owner of the Pledged Interest;

         (b) the Pledged Interest is valid, fully-paid, in the capital of the Company;

         (c)      the  Pledged   Interest  is  free  and  clear  of  all  liens,
                  mortgages, charges and security interests other than those created under this Agreement in favour of the Lender; and

         (d) to the best of Guarantor's knowledge, the Pledged Interest is not subject to any cease trade order, stop transfer or resale restriction, or any similar restriction that would restrict or prevent the Lender from assigning or transferring such share upon the occurrence of a default hereunder, except for such restrictions imposed by law or the constating documents of the Company.

3. TITLE TRANSFER ON DEFAULT. On the date of a material breach of the Bulakashu Option Agreement by any party thereto other than the Lender, Baradero Resources Limited or Magellan Gold (BVI) Inc., the Liabilities shall become immediately due and payable and the Lender may at any time after that date have the Guarantor to transfer to the Lender the title to the Pledged Interest through execution of agreement, other documents and taking other actions in accordance with any applicable law, including, but not limited to, take or cause to be taken all corporate actions approving transfer of Pledged Interest, to have the Bulakashu charter amended and reregistered with the Ministry of Justice of the Kyrgyz Republic.

4. COSTS AND EXPENSES. All costs and charges incurred by or on behalf of the Lender in connection with the collection of amounts due and owing under the Guarantee, this Agreement or with reference to the Pledged Interest or its realization (including without limitation all reasonable legal fees and court costs and all expenses of taking possession of, protecting and realizing upon the Pledged Interest including costs and charges in connection with realizing, collecting, selling, transferring or delivering the Pledged Interest or exercising or enforcing any rights under them) will be added to and form part of the Liabilities and will be a first charge on the proceeds of any realization, collection, sale, transfer, delivery, exercise or enforcement.

5. APPLICATION OF PROCEEDS. The proceeds of disposition of the Pledged Interest will be applied by the Lender on account of the Liabilities in such manner, order and priority as the Lender may in its sole and absolute discretion determine. If, after the realization or disposition of the Pledged Interest and satisfaction of the Liabilities there are any surplus Pledged Interest or proceeds of disposition, the Lender will account for such surplus Pledged Interest or proceeds of disposition to the Guarantor.


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                                      -3-



6. NO MERGER. This shall be a continuing agreement and the Pledged Interest will not operate by way of merger of any of the Liabilities and no judgment recovered by the Lender will operate by way of merger of or in any way affect the security now or in the future held by the Lender in respect of the Liabilities or in respect of any other obligations of the Guarantor.

7. LENDER TO EXERCISE CARE. The Lender will be bound to exercise in the keeping of the Pledged Interest only the same degree of care as it would exercise concerning its own securities at the same place.

8. APPOINTMENT OF ATTORNEY-IN-FACT. The Guarantor hereby agrees to execute and deliver to the Lender a Power of Attorney in the form attached to this Agreement to be dated the same date as this Agreement, pursuant to which the Guarantor shall appoint Douglas S. Turnbull, on behalf of the Lender, as the attorney-in-fact of the Guarantor, with full power and authority to exercise all rights of the Guarantor as a participant of the Company including executing and delivering any amendments or modifications to the Charter of the Company, and to transfer, pledge or otherwise dispose of the Pledged Interest.

9. ATTACHMENT. The Guarantor and the Lender acknowledge that it is their intention that the security interests created by this Agreement attach on execution by the Guarantor and that value has been given.

10. ALTERATION OF CAPITAL. In the event of any change to the capital of the Company, the term "Pledged Interest" will be considered to refer to the Pledged Interest described in paragraph 1 as increased, decreased, amended or supplemented and the Guarantor will deliver immediately any replacement accompanied by powers of attorney, certified directors' resolutions and such other documents or instruments the Lender may require, to be held in accordance with the terms of this Agreement.

11.      DISCHARGE.  On the  Closing  Date (as defined in the  Bulakashu  Option
         Agreement) the Guarantor will cause the Pledged Interest to be transferred to the Lender. In the event of the termination of the Bulakashu Option Agreement pursuant to section 12 thereof, the Lender will return the Pledged Interest , will transfer the Pledged Interest to the Guarantor, and will release the Pledged Interest from the assignment, mortgage, charge, hypothecation, pledge and security interest created by this Agreement and will execute and deliver to the Guarantor such releases and reassignments as the Guarantor may reasonably require for such purpose.

12. BINDING EFFECT. The provisions of this Agreement will be binding upon and enure to the benefit of the Lender and the Guarantor and their respective successors and assigns.

13. GOVERNING LAWS. This Agreement will be governed by and interpreted in accordance with the laws of British Columbia. All disputes arising out of or in connection with this Agreement, or in respect of any defined legal relationship associated therewith or derived therefrom, shall be referred to and finally resolved by arbitration in the English language using a sole arbitrator under the rules of the British Columbia
         International Commercial Arbitration Centre. The appointing authority or tribunal shall be the British Columbia International Commercial Arbitration Centre. The case shall be administered by the British Columbia International Commercial Arbitration Centre in accordance with its Rules. The place of arbitration shall be Vancouver, British Columbia, Canada.


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                                      -4-


14.      NOTICES. In this Agreement:

         (a) any notice or communication required or permitted to be given under this Agreement will be in writing and will be considered to have been given if delivered by hand, transmitted by facsimile transmission or mailed by prepaid registered post to the address or facsimile transmission number of each party set out on the first page hereof or to such other address or facsimile transmission number as any party may designate in the manner set out above; and

         (b) notice or communication will be considered to have been received:

                  i. if hand-delivered during business hours on a Business Day, upon receipt by a responsible representative of the receiver, and if not delivered during business hours, upon the commencement of business on the next Business Day;

                  ii. if sent by facsimile transmission during business hours on a Business Day, upon the sender receiving confirmation of the transmission, and if not transmitted during business hours, upon the commencement of business on the next Business Day; and

                  iii. if mailed by prepaid registered post upon the fifth business day following posting; except that, in the case of a disruption or an impending or threatened disruption in postal services every notice or communication will be delivered by hand or sent by facsimile transmission.

15. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which so executed will be considered to be an original and such counterparts together will be one and the same instrument.

16. FURTHER ASSURANCES. The Guarantor will from time to time, whether before or after the occurrence of any default hereunder, do all such acts and things and execute and deliver all such deeds, transfers, assignments and instruments as the Lender may reasonably require for perfecting the security interest constituted by this Agreement and for facilitating the sale of the Pledged Interest in connection with any realization and for exercising all powers, authorities and discretions conferred upon the Lender. The Guarantor covenants and agrees with the Lender to discharge or cause to be discharged forthwith any encumbrances which may rank equal or in priority to the Lender's security interest herein, and to provide the Lender with satisfactory evidence or other confirmation that any encumbrances or liens against the Guarantor do not encumber the Pledged Interest .

17. SEVERABILITY. If any term of this Agreement is determined to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability will attach only to such term, and all other terms of this Agreement will continue in full force and effect.

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                                      -5-



18. ACKNOWLEDGEMENT AND WAIVER. The Guarantor hereby acknowledges receiving a copy of this Agreement and waives all rights to receive from the Lender a copy of any financing statement, financing change statement or verification statement filed or issued, as the case may be, at any time in respect of this Agreement or any amendment thereto.

IN WITNESS WHEREOF the parties have entered into this Agreement as at the date first above written.

CENTRASIA MINING CORP.


Per: /s/ Douglas Turnbull
    ------------------------------
         Authorized Signatory


BULAKASHU MINING COMPANY LTD



Per:  /s/ Oleg Kim
    ------------------------------
         Authorized Signatory


MARSA GOLD CORP.


Per:  /s/ Dmitriy Vedeshkin-Ryabov
    ------------------------------
         Authorized Signatory


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                           [LETTERHEAD OF MARSA GOLD]
                MARSA GOLD CORP. KRYGYZ REPUBLIC, BISHEK, 11 mkp

                                POWER OF ATTORNEY


         MARSA GOLD ("MARSA GOLD") Limited Liability Company, a legal entity created and existing under the laws of the Kyrgyz Republic, having its registered office located at: Kyrgyz Republic, Bishkek, 11th microregion, 6-46 is a shareholder of Bulakashu Mining Company LTD, organized under the laws of the Kyrgyz Republic ("BULAKASHU").

         Marsa Gold hereby constitutes and appoints Mr. Douglas S. Turnbull of 300 - 1055 W. Hastings St., Vancouver, BC V6E 2E9 CANADA, for and on behalf of Centrasia Mining Corp., as its true and lawful attorney-in-fact with full power and authority to do on behalf of and in the name of Marsa Gold the following:

         1. To exercise all rights of Marsa Gold as a participant of Bulakashu including executing and delivering any amendments or modifications to the Charter of Bulakashu; and

         2. To transfer, pledge or otherwise dispose of the participating interest held by Marsa Gold in Bulakashu.

This power of attorney is issued on July 12, 2005 and is valid for three (3) years.

IN WITNESS WHEREOF, the undersigned has set his hand and affixed the seal of Marsa Gold on this July 12, 2005.


         By:      /s/ D.G. VEDESHKIN-RYABOV
                  --------------------------------------
                  Signature of Authorized Representative


                  D.G. VEDESHKIN-RYABOV
                  --------------------------------------
                  Name of Authorized Representative


                  GENERAL DIRECTOR
                  --------------------------------------
                  Title


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